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	       SECURITIES AND EXCHANGE COMMISSION

		     Washington, D.C. 20549




			    FORM 8-K


			 CURRENT REPORT



	     Pursuant to Section 13 or 15(d) of the
		Securities Exchange Act of 1934



		Date of Report:  April 10, 1995




			U S WEST, INC.


A Colorado       Commission File      IRS Employer Identification
Corporation      Number 1-8611        No. 84-0926774


	7800 East Orchard Road, Englewood, Colorado 80111


		 Telephone Number (303) 793-6500




















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Item 7.  Exhibits

99.1    Press release entitled "U S WEST Plans to Create Two
	Classes of Common Stock," issued April 10, 1995.

99.2 Questions and Answers regarding U S WEST Press Release described in Exhibit 99.1



















































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			    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				    U S WEST, Inc.

				    /s/ STEPHEN E. BRILZ

				    By
				       ---------------------
				       Stephen E. Brilz
				       Senior Attorney and
				       Assistant Secretary

Dated:  April 10, 1995